FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

a series of Northern Lights Fund Trust II

(the “Fund”)

Supplement dated May 1, 2019

to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2019

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 16-17, 2019, the Board approved Securities Finance Trust Company (“SFTC”) to serve as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between SFTC and the Trust on behalf of the Fund. Accordingly, disclosure in the Fund’s current Prospectus and SAI is added as follows:

Prospectus

Securities Lending

To generate additional income, the Fund may lend its portfolio securities to qualified banks, broker-dealers and financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover its obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact the Fund’s principal investment strategy, it does subject the Fund to the securities lending risk described in this Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. The Board of Trustees has a fiduciary obligation to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the Fund will attempt to recall a loaned security to permit the exercise of voting or consent rights if the matter involved would have a material effect on the Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

Securities Lending Risk. The Fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The Fund may invest this cash collateral in high quality short-

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term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Statement of Additional Information

Securities Lending Activities

Securities Finance Trust Company (“SFTC”) serves as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between SFTC and the Trust on behalf of the Fund.

The services provided by SFTC as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Fund’s board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Fund’s instructions; marking to market cash collateral investments; maintaining custody of cash collateral investments; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Fund’s instructions; and arranging for return of loaned securities to the Fund at loan termination.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Institutional Class and Investor Class shares dated April 1, 2019, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-907-3233.

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